EXHIBIT 10.1

GRANTED

THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

MILLENCO, L.L.C.,	)
)
)
Plaintiff,	)
)
v.	)	C.A. No. 3095-CC
)
SUNRISE SENIOR LIVING, INC.,	)
)
Defendant.	)

STIPULATED FINAL ORDER

Subject to the approval of the Court, Millenco L.L.C. (“Millenco”) and Sunrise Senior Living, Inc. (“Sunrise” or the “Company”), by their attorneys, hereby stipulate and agree to the following Order and Final Judgment:
1.    Sunrise shall hold its annual meeting of stockholders for 2007 (the “2007 Annual Meeting”) on October 16, 2007.
2.    The record date for the 2007 Annual Meeting shall be September 24, 2007.
3.    The shares of stock represented at the 2007 Annual Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the 2007 Annual Meeting, notwithstanding any provision in the Sunrise certificate of incorporation or bylaws to the contrary.
4.    At the 2007 Annual Meeting, the following nominees (the “Agreed Nominees”) shall stand for election to the director class that will next stand for election in 2010: Paul J. Klaassen, Craig R. Callen and Lynn Krominga.

5.    No nominees other than the Agreed Nominations shall stand for election at the 2007 Annual Meeting.
6.    No business shall be conducted at the 2007 Annual Meeting other than the election of directors.
7.    Each party shall bear its own costs related to this litigation.
8.    Except as specifically provided herein or as necessary for the enforcement of this order, this action is dismissed with prejudice.

/s/ David C. McBride	/s/ Lawrence C. Ashby
David C. McBride (#408)	Lawrence C. Ashby (#468)
Christian Douglas Wright (#3554)	Richard L. Renck (#3893)
Elena C. Norman (#4780)	Ashby & Geddes
Young Conaway Stargatt & Taylor, LLP	500 Delaware Avenue
The Brandywine Building	P.O. Box 1150
1000 West Street, 17th Floor	Wilmington, Delaware 19899
Post Office Box 391	(302) 654-1888
Wilmington Delaware 19899
(302) 571-6600

Attorneys for Plaintiff	Attorneys for Defendant

SO ORDERED this _____ day of September, 2007

The Honorable William B. Chandler, III

Court: DE Court of Chancery
Judge: William B Chandler
File & Serve
Transaction ID: 16186237
Current Date: Sep 05, 2007
Case Number: 3095-CC
Case Name: Millenco LLC vs Sunrise Senior Living Inc

/s/ Judge William B Chandler